Exhibit 10.6

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “[***]” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Execution Version

SECOND amendment TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (TERM LOAN)

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (TERM LOAN) (this “Agreement”) is made as May 11, 2020, by and among SIENTRA, INC., a Delaware corporation, MIRADRY HOLDINGS, INC., a Delaware corporation (formerly known as Miramar Labs, Inc.), MIRADRY, INC., a Delaware corporation (formerly known as Miramar Technologies, Inc.), MIRADRY INTERNATIONAL, INC., a Delaware corporation, MIDCAP FINANCIAL TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Borrowers have entered into that certain Amended and Restated Credit and Security Agreement (Term Loan), dated as of July 1, 2019 (as amended by that certain Limited Consent and First Amendment to Amended and Restated Credit and Security Agreement  (Term Loan), dated as of November 7, 2019 and as further amended, modified, supplemented prior to the date hereof, the “Existing Credit Agreement”, and as the same is supplemented hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.Borrowers have requested that Agent and Lenders amend certain terms of the Existing Credit Agreement to, among other things, (i) revise certain existing financial covenants, (ii) permit the partial prepayment of certain Loans, and (iii) increase the aggregate Term Loan Tranche 3 Commitment Amount to $15,000,000 and revise certain conditions with respect to the Term Loan Tranche 3, and, on and subject to the terms and conditions set forth herein, Agent and the Lenders have agreed to so amend the Existing Credit Agreement as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.Recitals.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby.  The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.Term Loan Prepayment.

(a)Borrowers, Agent and Lenders have agreed that, as a condition to the effectiveness of this Agreement and subject to the terms and conditions set forth herein, Borrowers shall make a voluntary prepayment of the Term Loans in an aggregate principal amount equal to $25,000,000 plus $68,766.50 in accrued and unpaid interest thereon in accordance with the requirements of Section 2.1(a)(iii)(C) of the Credit Agreement (the “Amendment Prepayment”); provided that (i) Agent and each Lender hereby agrees to waive the Prepayment Fee that would otherwise be required to be paid by Borrowers pursuant to Section 2.2(i) of the Credit Agreement in connection with the Amendment Prepayment, (ii) notwithstanding Section 2.1(a)(iv) of the Credit Agreement, Agent and Lenders agree that the Amendment Prepayment shall be applied pro rata to the Term Loan Tranche 1 and Term Loan Tranche 2 and allocated to the Lenders in accordance with their Pro Rata Shares, (iii) Agent and each Lender hereby agrees to waive the requirement in Section 2.1(a)(iii)(C) that Borrowers deliver a completed Payment Notification at least ten (10) Business Days prior to the Amendment Prepayment, and (iv) Borrowers shall pay the portion of the Exit Fee due pursuant to Section 2.2(h) of the Credit Agreement in connection the Amendment Prepayment in an amount equal to $1,250,000 (the “Amendment Prepayment Exit Fee”) as a condition to the effectiveness of this Agreement in accordance with Section 6 hereof.

(b)The consents and agreements set forth in this Section 2 are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any other Financing Document; (ii) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (iii) constitute a consent to or waiver of any past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Financing Documents; (iv) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit, or (v) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

3.Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 6 hereof, the Existing Credit Agreement is hereby amended as follows:

(a)The definition of “Defined Period” appearing in Article 1 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

““Defined Period” means for any given calendar month or date of determination, the three (3) month period ending on the last day of such calendar month or if such date of determination is not the last day of a calendar month, the three (3) month period immediately preceding any such date of determination.”

(b)The definition of “Permitted Debt” appearing in Article 1 of the Existing Credit Agreement is hereby amended by deleting subsection (l) thereof in its entirety and replacing it with the following:

“(l)[Reserved];”

(c)The definition of “Permitted Distributions” appearing in Article 1 of the Existing Credit Agreement is hereby amended by (i) adding “and” at the end of clause (g) thereof; (ii) deleting “; and” at the end of clause (h) thereof and replacing it with “.”; and (iii) and deleting clause (i) thereof.

(d)The definition of “Required Minimum Cash Amount” appearing in Article 1 of the Existing Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

““Required Minimum Cash Amount” means Borrower Unrestricted Cash in an amount equal to or greater than $5,000,000.”

(e)The definition of “Term Loan Tranche 3 Commitment Termination Date” appearing in Article 1 of the Existing Credit Agreement is hereby amended and replaced in its entirety with the following:

“Term Loan Tranche 3 Commitment Termination Date” means June 30, 2021.

(f)Section 2.2(d) of the Existing Credit Agreement is hereby amended and replaced in its entirety with the following:

“(d) Term Loan Tranche 3 Commitment Fee.  Contemporaneous with the funding of the Term Loan Tranche 3, Borrowers shall pay to Agent, for the benefit of all Lenders committed to make the Term Loan Tranche 3 under the Credit Agreement, a commitment fee in an amount equal to the Term Loan Tranche 3 Commitment multiplied by one half of one percent (0.50%).  All fees payable pursuant to this Section 2.2(d) shall be due and payable on the Term Loan Tranche 3 Funding Date and, once paid, shall be non-refundable.”

(g)Section 4.1(g) of the Existing Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(g)within thirty (30) days after the start of each fiscal year, board approved projections for the forthcoming two fiscal years, on a quarterly basis for the current year and on an annual basis for the subsequent year, which, for the avoidance of doubt, shall include Net Revenue projections for such years;”

(h)Section 4.7 of the Existing Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“Borrowers shall use the proceeds of the Term Loan Tranche 1 and Term Loan Tranche 2 solely for (a) the payment of transaction fees incurred in connection with the Operative Documents and (b) for working and operating capital needs and general corporate purposes of Borrowers and their Subsidiaries.  Borrowers shall use the proceeds of the Term Loan Tranche 3 for working and operating capital needs and general corporate purposes of Borrowers and their Subsidiaries.  Borrowers shall use the proceeds of the Term Loan Tranche 4 for the consummation of Acquisitions approved by Agent and Lenders.  No portion of the proceeds of the Loans will be used for family, personal, agricultural or household use.”

(i)Section 6.1 of the Existing Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“Section 6.1Minimum Net Revenue

.  Borrower shall not permit its consolidated Net Revenue for any Defined Period, as tested monthly at the end of each month, to be less than (a) for the Defined Period ending on April 30, 2020 and each Defined Period ending thereafter prior to the Defined Period ending on January 31, 2021, the minimum amount set forth on Schedule 6.1 for such Defined Period, (b) for the Defined Period ending on January 31, 2021 and each Defined Period ending thereafter prior to the Defined Period ending January 31, 2022, an amount equal to [***] percent ([***]%) of the projected Net Revenue for such Defined Period, calculated based on the annual projections delivered to Agent pursuant to Section 4.1(g); provided that in no event shall such Net Revenue projections provide for less than $[***] in annual Net Revenue in any calendar year, and (c) for the Defined Period ending on January 31, 2022 and each Defined Period ending thereafter, an amount equal to the greater of (i) [***] percent ([***]%) of the projected Net Revenue for such Defined Period, calculated based on the annual projections delivered to Agent pursuant to Section 4.1(g), and (ii) [***] percent ([***]%) of the minimum Net Revenue threshold applicable pursuant to this Section 6.1 for the corresponding Defined Period in the immediately preceding calendar year.  Commencing with the 2021 calendar year, Agent shall notify Borrower by February 15th of such calendar year of the applicable minimum Net Revenue thresholds for each Defined Period occurring in such calendar year, which minimum Net Revenue threshold shall be calculated in accordance with the provisions of this Section 6.1.  A breach of a financial covenant contained in this Section 6.1 shall be deemed to have occurred as of any date of determination by Agent or as of the last day of any specified Defined Period, regardless of when the financial statements reflecting such breach are delivered to Agent.”

(j)Section 7.2(f) of the Existing Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(f)in the case of a borrowing of the Term Loan Tranche 3, the most recent Compliance Certificate delivered (or required to be delivered) to Agent and Lenders pursuant to Section 4.1(i) prior to the date on which the proposed Term Loan Tranche 3 is to be advanced, together with such other documentation and information as Agent or Required Lenders may reasonably request, shall evidence to Agent’s and Required Lenders’ reasonable satisfaction that Borrowers’ consolidated Net Revenue for the six (6) month period ending on the last day of the month for which such Compliance Certificate is delivered (or required to be delivered) is greater than or equal to $30,000,000;”

(k)Annex A to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Annex A attached hereto as Exhibit A.  For the avoidance of doubt, all amounts in respect of the Term Loan Tranche 1 Commitments and Term Loan Tranche 2 Commitments were fully funded by the Lenders in accordance with the terms of the Existing Credit Agreement prior to the date hereof.

(l)Schedule 6.1 to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 6.1 attached hereto as Exhibit B.

4.Representations and Warranties; Reaffirmation of Security Interest. To induce Agent and Lenders to enter into this Agreement, each Credit Party does hereby represent warrant, represent and covenant to Agent and Lenders that (i) each representation and warranty set forth in the Financing Documents to which such Credit Party is a party is hereby restated and reaffirmed as true, correct and complete in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) on and as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, (ii) no Default or Event of Default has occurred and is continuing as of the date hereof, (iii) Agent has and shall continue to have valid, enforceable and perfected first-priority liens, subject to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Credit Parties to Agent, for the benefit of Agent and each Lender, pursuant to the Financing Documents or otherwise granted to or held by Agent, for the benefit of Agent and each Lender and (iv) each Credit Party has the power and is duly authorized to enter into, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally or by general equitable principles. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.

5.Costs and Fees. Credit Parties agree to promptly pay, or reimburse upon demand for, all reasonable and documented costs and expenses of Agent (including, without limitation, the reasonable and documented fees, costs and expenses of counsel to Agent) in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby, in accordance with Section 12.14 of the Credit Agreement..

6.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:

(a)Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterparty of the signature page to this Agreement from each Borrower, the Agent and the Required Lenders;

(b)Agent shall have received a fully executed copy of the Second Amendment to the Affiliated Credit Agreement, in form and substance reasonably satisfactory to Agent;

(c)Agent shall have received (i) the Amendment Prepayment and (ii) the Amendment Prepayment Exit Fee, in each case, from Borrower on the date hereof in accordance with Section 2(a) hereof;

(d)all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(e)prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents; and

(f)Borrowers shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request in connection with this Agreement.

7.Release.  In consideration of the agreements of Agent and Required Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof or arising out of this Agreement, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among such Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof.  Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Required Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Required Lenders in connection therewith.

8.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  Agent and Lenders confirm that Agent has not made any determination as of the date hereof that any breach of the Existing Credit Agreement exists as of the date hereof.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.Affirmation.  Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

10.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.  Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.

(b)GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(c)JURY TRIAL.  EACH BORROWER, AGENT AND THE REQUIRED LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH BORROWER, AGENT AND EACH REQUIRED LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A

BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH BORROWER, AGENT AND EACH REQUIRED LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS

(d)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification), Section 12.7 (Waiver of Consequential and Other Damages), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(g)Entire Agreement.  This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i)Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,

By: Apollo Capital Management, L.P.,

its investment manager

By:Apollo Capital Management GP, LLC,

its general partner

By:/s/ Maurice Amsellem_________________(SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FINANCIAL TRUST,

By: Apollo Capital Management, L.P.,

its investment manager

By:Apollo Capital Management GP, LLC,

its general partner

By:/s/ Maurice Amsellem_________________(SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FUNDING III TRUST,

By: Apollo Capital Management, L.P.,

its investment manager

By:Apollo Capital Management GP, LLC,

its general partner

By:/s/ Maurice Amsellem_________________(SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	ELM 2016-1 TRUST

By:Midcap Financial Services Capital Management, LLC, as Servicer

By: John O’Dea_________________________(SEAL)
Name: John O’Dea
Title: Authorized Signatory

LENDER:	ELM 2018-2 TRUST

By:Midcap Financial Services Capital Management, LLC, as Servicer

By: John O’Dea_________________________(SEAL)
Name: John O’Dea
Title: Authorized Signatory

LENDER:	FLEXPOINT MCLS SPV LLC

By: /s/ Daniel Edelman___________________(SEAL)
Name: Daniel Edelman_________________________
Title: Vice President___________________________

LENDER:	FLEXPOINT MCLS HOLDINGS, LLC

By: /s/ Daniel Edelman___________________(SEAL)
Name: Daniel Edelman_________________________
Title: Vice President___________________________

LENDER:	SILICON VALLEY BANK By:/s/ Anthony Flores(SEAL) Name: Anthony Flores Title:Managing Director

BORROWER:

SIENTRA, INC.

By: /s/ Paul Little (SEAL)
Name: Paul Little
Title:CFO

MIRADRY HOLDINGS, INC.

By: /s/ Paul Little (SEAL)
Name: Paul Little
Title:CFO

MIRADRY, INC.

By: /s/ Paul Little (SEAL)
Name: Paul Little
Title:CFO

MIRADRY INTERNATIONAL, INC.

By: /s/ Paul Little (SEAL)
Name: Paul Little
Title:CFO

Exhibit A

Annex A to Credit Agreement (Commitment Annex)

Lender	Term Loan Tranche 1 Commitment Amount	Term Loan Tranche 1 Commitment Percentage	Term Loan Tranche 2 Commitment Amount	Term Loan Tranche 2 Commitment Percentage	Term Loan Tranche 3 Commitment Amount	Term Loan Tranche 3 Commitment Percentage	Term Loan Tranche 4 Commitment Amount	Term Loan Tranche 4 Commitment Percentage
MidCap Financial Trust	---	0.00%	---	0%	$8,843,750.00	58.96%	$8,843,750.00	58.96%
MidCap Funding III Trust	$5,012,500.00	14.32%	$2,947,916.67	58.96%	---	0%	---	0%
ELM 2016-1 Trust	$4,800,000.00	13.71%	---	0%	---	0%	---	0%
ELM 2018-2 Trust	$9,000,000.00	25.71%	---	0%	---	0%	---	0%
Flexpoint MCLS SPV LLC	$2,187,500.00	6.25%	---	0%	---	0%	---	0%
Flexpoint MCLS Holdings, LLC	---	0%	$52,083.33	1.04%	$156,250.00	1.04%	$156,250.00	1.04%
Silicon Valley Bank	$14,000,000.00	40.00%	$2,000,000.00	40%	$6,000,000.00	40%	$6,000,000.00	40%
TOTALS	$35,000,000.00	100.00%	$5,000,000.00	100%	$15,000,000.00	100%	$15,000,000.00	100%

Exhibit B

Schedule 6.1 – Minimum Net Revenue

Defined Period Ending	Minimum Net Revenue Amount
April 30, 2020	[***]
May 31, 2020	[***]
June 30, 2020	[***]
July 31, 2020	[***]
August 31, 2020	[***]
September 30, 2020	[***]
October 31, 2020	[***]
November 30, 2020	[***]
December 31, 2020	[***]
January 31, 2021 and thereafter	In accordance with Section 6.1.